UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-08092

Western Asset Worldwide Income Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, New York 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888)777-0102

Date of fiscal year end: December 31

Date of reporting period: March 31, 2014

ITEM 1.	SCHEDULE OF INVESTMENTS.

WESTERN ASSET WORLDWIDE INCOME FUND INC.

FORM N-Q

MARCH 31, 2014

WESTERN ASSET WORLDWIDE INCOME FUND INC.

Schedule of investments (unaudited)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
SOVEREIGN BONDS - 58.1%
Argentina - 1.0%
Republic of Argentina, Senior Bonds	7.000%	10/3/15	1,880,000		$1,840,520

Brazil - 5.2%
Federative Republic of Brazil, Notes	10.000%	1/1/17	20,893,000	BRL	8,732,905
Federative Republic of Brazil, Senior Bonds	7.125%	1/20/37	653,000		786,049	(a)

Total Brazil					9,518,954

Chile - 1.9%
Banco del Estado de Chile, Senior Notes	4.125%	10/7/20	200,000		207,850	(b)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.750%	11/4/20	550,000		559,098	(b)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.875%	11/3/21	920,000		930,028	(a)(b)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.000%	7/17/22	910,000		852,506	(b)
Republic of Chile, Senior Notes	3.875%	8/5/20	797,000		850,798	(a)

Total Chile					3,400,280

Colombia - 4.2%
Republic of Colombia, Senior Bonds	4.000%	2/26/24	1,430,000		1,419,275
Republic of Colombia, Senior Bonds	7.375%	9/18/37	3,035,000		3,907,562	(a)
Republic of Colombia, Senior Bonds	6.125%	1/18/41	350,000		394,625
Republic of Colombia, Senior Notes	7.375%	3/18/19	1,658,000		2,002,035

Total Colombia					7,723,497

Croatia - 1.4%
Republic of Croatia, Notes	5.500%	4/4/23	1,200,000		1,218,600	(a)(b)
Republic of Croatia, Senior Notes	6.625%	7/14/20	420,000		461,580	(a)(b)
Republic of Croatia, Senior Notes	5.500%	4/4/23	920,000		934,260	(a)(b)

Total Croatia					2,614,440

Gabon - 0.3%
Gabonese Republic, Bonds	6.375%	12/12/24	450,000		479,250	(b)

Hungary - 1.1%
Hungary Government Bond, Senior Notes	5.750%	11/22/23	1,904,000		1,975,400	(a)

Indonesia - 5.9%
Republic of Indonesia, Notes	3.750%	4/25/22	4,780,000		4,535,025	(b)
Republic of Indonesia, Notes	5.250%	1/17/42	3,880,000		3,555,050	(b)
Republic of Indonesia, Senior Bonds	6.625%	2/17/37	455,000		485,713	(b)
Republic of Indonesia, Senior Notes	4.875%	5/5/21	468,000		482,040	(b)
Republic of Indonesia, Senior Notes	3.375%	4/15/23	685,000		614,787	(b)
Republic of Indonesia, Senior Notes	5.875%	1/15/24	949,000		1,021,361	(b)

Total Indonesia					10,693,976

Lithuania - 1.1%
Republic of Lithuania, Senior Notes	6.125%	3/9/21	1,810,000		2,077,337	(a)(b)

Mexico - 6.2%
United Mexican States, Bonds	8.000%	6/11/20	43,404,700	MXN	3,762,433
United Mexican States, Bonds	6.500%	6/9/22	7,817,100	MXN	618,543
United Mexican States, Bonds	10.000%	12/5/24	9,020,000	MXN	895,851
United Mexican States, Bonds	8.500%	11/18/38	22,990,000	MXN	2,052,139
United Mexican States, Senior Notes	5.125%	1/15/20	840,000		936,600	(a)(c)
United Mexican States, Senior Notes	3.625%	3/15/22	1,860,000		1,866,510	(a)
United Mexican States, Senior Notes	4.000%	10/2/23	880,000		889,900
United Mexican States, Senior Notes	4.750%	3/8/44	400,000		382,000	(a)

Total Mexico					11,403,976

See Notes to Schedule of Investments.

WESTERN ASSET WORLDWIDE INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Nigeria - 0.3%
Republic of Nigeria, Senior Notes	5.125%	7/12/18	270,000	$276,818	(b)
Republic of Nigeria, Senior Notes	6.375%	7/12/23	200,000	207,250	(b)

Total Nigeria				484,068

Panama - 0.1%
Republic of Panama, Senior Bonds	9.375%	4/1/29	10,000	14,230
Republic of Panama, Senior Bonds	6.700%	1/26/36	159,000	187,620

Total Panama				201,850

Peru - 4.3%
Republic of Peru, Bonds	6.550%	3/14/37	1,211,000	1,462,282
Republic of Peru, Senior Bonds	8.750%	11/21/33	3,968,000	5,813,120	(a)
Republic of Peru, Senior Bonds	5.625%	11/18/50	489,000	522,008

Total Peru				7,797,410

Philippines - 0.2%
Republic of the Philippines, Senior Bonds	5.500%	3/30/26	260,000	294,450

Poland - 2.9%
Republic of Poland, Senior Notes	6.375%	7/15/19	1,180,000	1,387,385	(a)
Republic of Poland, Senior Notes	5.125%	4/21/21	1,280,000	1,416,640	(a)
Republic of Poland, Senior Notes	5.000%	3/23/22	2,362,000	2,583,437	(a)

Total Poland				5,387,462

Romania - 0.1%
Republic of Romania, Senior Notes	4.875%	1/22/24	240,000	244,950	(b)

Russia - 6.7%
Russian Foreign Bond-Eurobond, Senior Bonds	12.750%	6/24/28	173,000	283,287	(b)
Russian Foreign Bond-Eurobond, Senior Bonds	7.500%	3/31/30	8,501,675	9,687,659	(b)
Russian Foreign Bond-Eurobond, Senior Notes	5.625%	4/4/42	2,400,000	2,346,000	(b)

Total Russia				12,316,946

Sri Lanka - 0.6%
Republic of Sri Lanka, Senior Bonds	6.000%	1/14/19	1,000,000	1,048,750	(b)

Turkey - 7.9%
Republic of Turkey, Notes	6.750%	5/30/40	270,000	289,643
Republic of Turkey, Notes	4.875%	4/16/43	460,000	393,300
Republic of Turkey, Senior Bonds	5.625%	3/30/21	2,270,000	2,378,960	(a)
Republic of Turkey, Senior Bonds	5.750%	3/22/24	450,000	466,875
Republic of Turkey, Senior Bonds	11.875%	1/15/30	3,822,000	6,153,420
Republic of Turkey, Senior Notes	7.250%	3/15/15	425,000	446,037
Republic of Turkey, Senior Notes	7.500%	7/14/17	340,000	383,476
Republic of Turkey, Senior Notes	6.250%	9/26/22	1,560,000	1,680,120
Republic of Turkey, Senior Notes	6.875%	3/17/36	2,102,000	2,286,450	(a)

Total Turkey				14,478,281

Ukraine - 0.3%
Republic of Ukraine, Senior Notes	6.750%	11/14/17	525,000	488,250	(b)

Venezuela - 6.2%
Bolivarian Republic of Venezuela, Collective Action Securities, Senior Bonds	9.375%	1/13/34	3,216,000	2,375,016
Bolivarian Republic of Venezuela, Senior Bonds	5.750%	2/26/16	8,311,000	7,240,959	(a)(b)
Bolivarian Republic of Venezuela, Senior Notes	7.750%	10/13/19	1,825,000	1,396,125	(b)
Bolivarian Republic of Venezuela, Senior Notes	7.650%	4/21/25	574,000	387,450

Total Venezuela				11,399,550

See Notes to Schedule of Investments.

WESTERN ASSET WORLDWIDE INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Vietnam - 0.2%
Republic of Vietnam, Senior Bonds	6.750%	1/29/20	270,000		$304,088	(b)

TOTAL SOVEREIGN BONDS (Cost - $105,395,135)					106,173,685

CONVERTIBLE BONDS & NOTES - 0.2%
TELECOMMUNICATION SERVICES - 0.2%
Diversified Telecommunication Services - 0.2%
Axtel SAB de CV, Senior Secured Notes, Step Bond (Cost - $399,118)	8.000%	1/31/20	2,784,400	MXN	373,230	(b)

CORPORATE BONDS & NOTES - 49.0%
CONSUMER DISCRETIONARY - 0.6%
Hotels, Restaurants & Leisure - 0.2%
Arcos Dorados Holdings Inc., Senior Notes	6.625%	9/27/23	370,000		380,175	(b)

Media - 0.4%
Grupo Televisa SAB, Senior Bonds	6.625%	1/15/40	230,000		265,754
Myriad International Holdings BV, Senior Notes	6.000%	7/18/20	360,000		392,400	(b)

Total Media					658,154

TOTAL CONSUMER DISCRETIONARY					1,038,329

CONSUMER STAPLES - 1.5%
Food Products - 1.2%
Alicorp SAA, Senior Notes	3.875%	3/20/23	360,000		335,700	(b)
JBS Investment GmbH, Senior Notes	7.250%	4/3/24	460,000		460,000	(b)
Marfrig Holding Europe BV, Senior Notes	8.375%	5/9/18	510,000		511,530	(a)(b)
Marfrig Holding Europe BV, Senior Notes	11.250%	9/20/21	410,000		443,825	(b)
Marfrig Overseas Ltd., Senior Notes	9.500%	5/4/20	370,000		375,088	(b)
Virgolino de Oliveira Finance Ltd., Senior Notes	10.500%	1/28/18	200,000		124,500	(b)

Total Food Products					2,250,643

Personal Products - 0.3%
Hypermarcas SA, Notes	6.500%	4/20/21	480,000		524,400	(b)

TOTAL CONSUMER STAPLES					2,775,043

ENERGY - 23.0%
Energy Equipment & Services - 0.7%
Offshore Drilling Holding SA, Senior Secured Notes	8.375%	9/20/20	830,000		909,887	(b)
TMK OAO Via TMK Capital SA, Senior Notes	6.750%	4/3/20	510,000		448,800	(b)

Total Energy Equipment & Services					1,358,687

Oil, Gas & Consumable Fuels - 22.3%
Alliance Oil Co., Ltd., Senior Notes	7.000%	5/4/20	420,000		367,500	(b)
CNOOC Curtis Funding No. 1 Pty Ltd., Senior Notes	4.500%	10/3/23	450,000		458,740	(b)
Dolphin Energy Ltd., Senior Secured Bonds	5.888%	6/15/19	1,229,510		1,375,207	(b)
Ecopetrol SA, Senior Notes	7.625%	7/23/19	450,000		541,688
EDC Finance Ltd., Senior Notes	4.875%	4/17/20	1,040,000		943,800	(b)
GeoPark Latin America Ltd. Agencia en Chile, Senior Secured Notes	7.500%	2/11/20	490,000		509,600	(b)
KazMunayGas National Co., Notes	7.000%	5/5/20	1,250,000		1,415,625	(b)
KazMunayGas National Co., Senior Notes	9.125%	7/2/18	1,000,000		1,203,750	(b)
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	1,612,000		1,736,930	(b)
Novatek Finance Ltd., Notes	6.604%	2/3/21	830,000		870,463	(b)
Pacific Rubiales Energy Corp., Senior Notes	5.375%	1/26/19	910,000		946,400	(b)
Pacific Rubiales Energy Corp., Senior Notes	5.375%	1/26/19	449,000		466,960	(b)
Pacific Rubiales Energy Corp., Senior Notes	7.250%	12/12/21	1,100,000		1,212,750	(b)
Pacific Rubiales Energy Corp., Senior Notes	5.125%	3/28/23	950,000		928,625	(b)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	212,000		218,360	(b)

See Notes to Schedule of Investments.

WESTERN ASSET WORLDWIDE INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Oil, Gas & Consumable Fuels - 22.3% (continued)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	113,000	$116,390	(b)
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	5,525,000	6,160,375	(a)
Petrobras International Finance Co., Senior Notes	5.375%	1/27/21	1,070,000	1,087,463
Petrobras International Finance Co., Senior Notes	6.875%	1/20/40	1,690,000	1,682,380
Petroleos de Venezuela SA, Senior Notes	8.500%	11/2/17	2,470,000	2,074,800	(b)
Petroleos Mexicanos, Notes	8.000%	5/3/19	1,240,000	1,519,000
Petroleos Mexicanos, Notes	6.375%	1/23/45	188,000	203,275	(b)
Petroleos Mexicanos, Senior Notes	4.875%	1/24/22	390,000	408,525
Petroleos Mexicanos, Senior Notes	5.500%	6/27/44	1,200,000	1,164,000
Petroleum Co. of Trinidad & Tobago Ltd., Senior Notes	9.750%	8/14/19	850,000	1,066,750	(b)
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	2,400,000	2,708,311	(b)
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	814,000	918,569	(b)
PT Pertamina Persero, Notes	5.250%	5/23/21	1,050,000	1,057,875	(b)
PT Pertamina Persero, Senior Notes	4.875%	5/3/22	400,000	385,500	(b)
PT Pertamina Persero, Senior Notes	4.300%	5/20/23	500,000	453,125	(b)
Puma International Financing SA, Senior Bonds	6.750%	2/1/21	460,000	466,900	(a)(b)
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Bonds	6.750%	9/30/19	853,000	1,018,354	(b)
Reliance Holdings USA Inc., Senior Notes	4.500%	10/19/20	1,030,000	1,044,175	(a)(b)
Rosneft Finance SA, Senior Notes	7.500%	7/18/16	1,765,000	1,919,437	(b)
Rosneft Finance SA, Senior Notes	7.500%	7/18/16	360,000	391,500	(b)
Sibur Securities Ltd., Senior Notes	3.914%	1/31/18	950,000	876,375	(b)
Transportadora de Gas del Peru SA, Senior Notes	4.250%	4/30/28	840,000	768,600	(b)

Total Oil, Gas & Consumable Fuels				40,688,077

TOTAL ENERGY				42,046,764

FINANCIALS - 0.3%
Real Estate Management & Development - 0.3%
Country Garden Holdings Co., Ltd., Senior Notes	11.125%	2/23/18	440,000	477,950	(a)(b)

INDUSTRIALS - 2.6%
Building Products - 0.6%
Andrade Gutierrez International SA, Senior Notes	4.000%	4/30/18	810,000	807,975	(b)
Rearden G Holdings EINS GmbH, Senior Notes	7.875%	3/30/20	370,000	387,575	(b)

Total Building Products				1,195,550

Construction & Engineering - 1.3%
OAS Investments GmbH, Senior Notes	8.250%	10/19/19	470,000	473,525	(b)
Odebrecht Finance Ltd., Senior Notes	5.125%	6/26/22	200,000	200,000	(b)
Odebrecht Finance Ltd., Senior Notes	4.375%	4/25/25	1,610,000	1,449,000	(a)(b)
Odebrecht Offshore Drilling Finance Ltd., Senior Secured Notes	6.625%	10/1/22	200,000	207,582	(b)

Total Construction & Engineering				2,330,107

Industrial Conglomerates - 0.6%
Alfa SAB de CV, Senior Notes	6.875%	3/25/44	200,000	206,250	(b)
Sinochem Overseas Capital Co., Ltd., Senior Notes	4.500%	11/12/20	810,000	840,590	(a)(b)

Total Industrial Conglomerates				1,046,840

Transportation Infrastructure - 0.1%
Mersin Uluslararasi Liman Isletmeciligi AS, Notes	5.875%	8/12/20	270,000	274,725	(b)

TOTAL INDUSTRIALS				4,847,222

MATERIALS - 13.8%
Chemicals - 1.5%
Alpek SA de CV, Senior Notes	4.500%	11/20/22	971,000	958,863	(b)
Braskem Finance Ltd., Senior Notes	7.000%	5/7/20	639,000	696,510	(b)
Mexichem SAB de CV, Senior Notes	4.875%	9/19/22	564,000	565,410	(b)
Mexichem SAB de CV, Senior Notes	4.875%	9/19/22	520,000	521,300	(b)

Total Chemicals				2,742,083

See Notes to Schedule of Investments.

WESTERN ASSET WORLDWIDE INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Construction Materials - 2.4%
Cementos Pacasmayo SAA, Senior Notes	4.500%	2/8/23	410,000	$386,937	(b)
Cemex Finance LLC, Senior Secured Notes	9.375%	10/12/22	1,260,000	1,485,225	(a)(b)
Cemex Finance LLC, Senior Secured Notes	9.375%	10/12/22	920,000	1,084,450	(b)
Cemex SAB de CV, Senior Secured Notes	9.000%	1/11/18	620,000	677,350	(b)
Cemex SAB de CV, Senior Secured Notes	6.500%	12/10/19	800,000	853,000	(a)(b)

Total Construction Materials				4,486,962

Containers & Packaging - 0.1%
Suzano Trading Ltd., Senior Notes	5.875%	1/23/21	100,000	102,625	(b)

Metals & Mining - 8.9%
AngloGold Ashanti Holdings PLC, Senior Notes	8.500%	7/30/20	388,000	429,322
CSN Resources SA, Senior Bonds	6.500%	7/21/20	512,000	524,800	(b)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	470,000	481,750	(b)
Evraz Group SA, Notes	9.500%	4/24/18	350,000	357,000	(b)
Evraz Group SA, Notes	6.750%	4/27/18	1,455,000	1,360,425	(b)
Evraz Group SA, Senior Notes	9.500%	4/24/18	470,000	479,400	(b)
Evraz Group SA, Senior Notes	6.500%	4/22/20	790,000	667,550	(b)
Gerdau Trade Inc., Senior Notes	4.750%	4/15/23	510,000	475,830	(b)
Samarco Mineracao SA, Senior Notes	4.125%	11/1/22	1,120,000	1,033,200	(b)
Severstal OAO Via Steel Capital SA, Senior Notes	4.450%	3/19/18	510,000	499,800	(b)
Southern Copper Corp., Senior Notes	5.375%	4/16/20	380,000	411,537
Southern Copper Corp., Senior Notes	7.500%	7/27/35	100,000	110,889
Southern Copper Corp., Senior Notes	6.750%	4/16/40	1,460,000	1,500,503	(a)
Southern Copper Corp., Senior Notes	5.250%	11/8/42	230,000	198,066
Vale Overseas Ltd., Notes	8.250%	1/17/34	2,707,000	3,289,105	(a)
Vale Overseas Ltd., Notes	6.875%	11/21/36	1,480,000	1,584,306
Vale Overseas Ltd., Senior Notes	4.375%	1/11/22	260,000	259,435
Vedanta Resources PLC, Senior Notes	6.750%	6/7/16	750,000	792,188	(a)(b)
Vedanta Resources PLC, Senior Notes	6.750%	6/7/16	220,000	232,375	(b)
Vedanta Resources PLC, Senior Notes	9.500%	7/18/18	170,000	192,950	(b)
Vedanta Resources PLC, Senior Notes	6.000%	1/31/19	1,410,000	1,417,050	(a)(b)

Total Metals & Mining				16,297,481

Paper & Forest Products - 0.9%
Celulosa Arauco y Constitucion SA, Senior Notes	7.250%	7/29/19	160,000	186,312
Celulosa Arauco y Constitucion SA, Senior Notes	4.750%	1/11/22	300,000	302,944	(a)
Inversiones CMPC SA, Notes	4.750%	1/19/18	470,000	498,311	(a)(b)
Inversiones CMPC SA, Notes	4.375%	5/15/23	320,000	311,078	(b)
Inversiones CMPC SA, Senior Notes	4.500%	4/25/22	360,000	354,537	(b)

Total Paper & Forest Products				1,653,182

TOTAL MATERIALS				25,282,333

TELECOMMUNICATION SERVICES - 4.0%
Diversified Telecommunication Services - 2.2%
Axtel SAB de CV, Senior Secured Notes, Step Bond	8.000%	1/31/20	2,442,000	2,457,262	(b)
Axtel SAB de CV, Senior Secured Notes, Step Bond	8.000%	1/31/20	160,000	161,000	(b)
Empresa Nacional de Telecomunicaciones S.A., Senior Notes	4.875%	10/30/24	460,000	464,892	(b)
Qtel International Finance Ltd., Senior Notes	4.750%	2/16/21	420,000	451,542	(b)
Telemar Norte Leste SA, Senior Notes	5.500%	10/23/20	510,000	507,450	(b)

Total Diversified Telecommunication Services				4,042,146

Wireless Telecommunication Services - 1.8%
Indosat Palapa Co. BV, Senior Notes	7.375%	7/29/20	620,000	675,025	(b)
VimpelCom Holdings BV, Senior Notes	5.950%	2/13/23	2,840,000	2,627,000	(b)

Total Wireless Telecommunication Services				3,302,025

TOTAL TELECOMMUNICATION SERVICES				7,344,171

See Notes to Schedule of Investments.

WESTERN ASSET WORLDWIDE INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
UTILITIES - 3.2%
Electric Utilities - 1.2%
Centrais Eletricas Brasileiras SA, Senior Notes	6.875%	7/30/19	180,000	$195,300	(b)
Centrais Eletricas Brasileiras SA, Senior Notes	5.750%	10/27/21	270,000	267,300	(b)
Comision Federal de Electricidad, Senior Notes	4.875%	1/15/24	360,000	366,300	(b)
Majapahit Holding BV, Senior Notes	7.750%	1/20/20	940,000	1,083,350	(b)
State Grid Overseas Investment 2013 Ltd., Senior Bonds	3.125%	5/22/23	350,000	330,071	(b)

Total Electric Utilities				2,242,321

Gas Utilities - 1.0%
Empresa de Energia de Bogota SA, Senior Notes	6.125%	11/10/21	400,000	430,000	(b)
Gas Natural de Lima y Callao SA, Senior Notes	4.375%	4/1/23	560,000	528,500	(b)
Transportadora de Gas del Peru SA, Senior Notes	4.250%	4/30/28	200,000	183,000	(b)
Transportadora de Gas Internacional SA ESP, Senior Notes	5.700%	3/20/22	580,000	606,100	(b)

Total Gas Utilities				1,747,600

Independent Power and Renewable Electricity Producers - 0.7%
AES Gener SA, Notes	5.250%	8/15/21	460,000	483,000	(b)
Colbun SA, Senior Notes	6.000%	1/21/20	780,000	860,438	(b)

Total Independent Power and Renewable Electricity Producers				1,343,438

Multi-Utilities - 0.3%
Empresas Publicas de Medellin ESP, Senior Notes	7.625%	7/29/19	400,000	478,000	(b)

TOTAL UTILITIES				5,811,359

TOTAL CORPORATE BONDS & NOTES (Cost - $88,245,914)				89,623,171

		EXPIRATION DATE	WARRANTS
WARRANTS - 0.3%
Bolivarian Republic of Venezuela, Oil-linked payment obligations (Cost - $0)		4/15/20	23,180	570,807

TOTAL INVESTMENTS - 107.6% (Cost - $194,040,167#)				196,740,893
Liabilities in Excess of Other Assets - (7.6)%				(13,927,958)

TOTAL NET ASSETS - 100.0%				$182,812,935

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)	All or a portion of this security is pledged as collateral pursuant to the loan agreement.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(c)	All or portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

BRL	— Brazilian Real
MXN	— Mexican Peso

See Notes to Schedule of Investments.

WESTERN ASSET WORLDWIDE INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	March 31, 2014

Summary of Investments by Country (unaudited)**

Mexico	17.3%
Brazil	14.1
Russia	13.1
Turkey	7.5
Indonesia	7.3
Venezuela	7.1
Colombia	6.8
Peru	5.1
Chile	3.8
Poland	2.7
India	1.9
Malaysia	1.8
Kazakhstan	1.3
Croatia	1.3
Argentina	1.3
China	1.1
Lithuania	1.1
Hungary	1.0
Qatar	0.8
United Arab Emirates	0.7
Trinidad and Tobago	0.5
Sri Lanka	0.5
South Africa	0.4
Ukraine	0.3
Nigeria	0.2
Gabon	0.2
Singapore	0.2
Vietnam	0.2
Philippines	0.2
Romania	0.1
Panama	0.1

100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of March 31, 2014 and are subject to change.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Worldwide Income Fund Inc. (the “Fund”) was incorporated in Maryland on October 21, 1993 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to maintain a high level of current income. As a secondary objective, the Fund seeks to maximize total return.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

Notes to Schedule of Investments (unaudited) (continued)

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Sovereign bonds	—	$106,173,685	—	$106,173,685
Convertible bonds & notes	—	373,230	—	373,230
Corporate bonds & notes	—	89,623,171	—	89,623,171
Warrants	—	570,807	—	570,807

Total investments	—	$196,740,893	—	$196,740,893

Other financial instruments:
Forward foreign currency contracts	—	$27,692	—	$27,692

Total	—	$196,768,585	—	$196,768,585

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Forward foreign currency contracts	—	$478,660	—	$478,660
† See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(d) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or

Notes to Schedule of Investments (unaudited) (continued)

becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations.

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(h) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(i) Other risks. Consistent with its objective to seek high current income, the Fund may invest in instruments whose values and interest rates are linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which they are indexed, amongst other factors. These securities are generally more volatile in nature, and the risk of loss of principal may be greater.

(j) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Notes to Schedule of Investments (unaudited) (continued)

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Securities pledged as collateral, if any, to cover the obligations of the Fund under derivative contracts, are noted in the Schedule of Investments.

As of March 31, 2014, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $478,660. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(k) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At March 31, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$12,190,291
Gross unrealized depreciation	(9,489,565)

Net unrealized appreciation	$2,700,726

Transactions in reverse repurchase agreements for the Fund during the period ended March 31, 2014 were as follows:

Average Daily Balance*	Weighted Average Interest Rate*	Maximum Amount Outstanding
$571,500	0.10%	$571,500

*	Averages based on the number of days that Fund had reverse repurchase agreements outstanding.

Interest rate on reverse repurchase agreements was 0.10% during the period ended March 31, 2014. Interest expense incurred on reverse repurchase agreements totaled $79.

At March 31, 2014, the Fund had the following open reverse repurchase agreements:

Counterparty	Rate	Effective Date	Maturity Date		Face Amount of Reverse Repurchase Agreements
JPMorgan Chase & Co.	0.10%	2/10/2014	TBD	*	$571,500

*TBD - To Be Determined; These reverse repurchase agreements have no maturity dates because they are renewed daily and can be terminated by either the Fund or the counterparty in accordance with the terms of the agreements.

On March 31, 2014, the total market value of underlying collateral (refer to the Schedule of Investments for positions held at the counterparty as collateral for reverse repurchase agreements) for open reverse repurchase agreements was $669,000.

At March 31, 2014, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Euro	Citibank N.A.	2,750,451	$3,788,840	5/15/14	$27,530
Euro	Citibank N.A.	28,763	39,622	5/15/14	(429)

					27,101

Contracts to Sell:
Brazilian Real	Citibank N.A.	4,373,386	1,920,939	4/15/14	162
Brazilian Real	Citibank N.A.	5,663,169	2,487,455	4/15/14	(96,924)
Brazilian Real	Citibank N.A.	10,276,510	4,513,791	4/15/14	(314,155)
Euro	Citibank N.A.	2,779,214	3,828,462	5/15/14	(67,152)

					(478,069)

Net unrealized loss on open forward foreign currency contracts					$(450,968)

Notes to Schedule of Investments (unaudited) (continued)

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at March 31, 2014.

	Forward Foreign Currency Contracts
Primary Underlying Risk	Unrealized Appreciation	Unrealized Depreciation	Total
Foreign Exchange Risk	$27,692	$(478,660)	$(450,968)

During the period ended March 31, 2014, the volume of derivative activity for the Fund was as follows:

Average Market Value
Forward foreign currency contracts (to buy)	$2,137,144
Forward foreign currency contracts (to sell)	8,549,047

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Worldwide Income Fund Inc.

By:	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	May 23, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	May 23, 2014

By	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	May 23, 2014